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                                                                 EXHIBIT 10.19

                  SECOND AMENDMENT TO CREDIT AGREEMENT among
               PACIFIC GAS TRANSMISSION COMPANY, as the Company,
                                       and
            CERTAIN COMMERCIAL LENDING INSTITUTIONS, as the Banks, and
                    THE BANK OF NOVA SCOTIA, BARCLAYS BANK PLC, and
              THE FIRST NATIONAL BANK OF CHICAGO, as Co-Agents for the Banks,


                                       and


              CANADIAN IMPERIAL BANK OF COMMERCE, as Agent for the Banks


                          Dated as of December 24, 1996


                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 24, 1996 (this "Amendment"), is entered into by and among PACIFIC GAS TRANSMISSION COMPANY, a corporation duly organized and validly existing under the laws of the State of California (the "Company"), the various financial institutions as are or may become parties hereto (collectively, the "Banks"), THE BANK OF NOVA SCOTIA, BARCLAYS BANK PLC and THE FIRST NATIONAL BANK OF CHICAGO, as co-agents for the Banks (the "Co-Agents"), and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), acting through certain of its U.S. branches or agencies, as Agent (the "Agent") for the Banks.

                              W I T N E S S E T H:

     WHEREAS, the Company, the Banks, the Co-Agents and the Agent have heretofore entered into a certain Credit Agreement, dated as of May 31, 1995, as previously amended (the "Credit Agreement"); and

     WHEREAS, the Company, the Banks, the Co-Agents and the Agent now intend to amend the Credit Agreement (i) to add a letter of credit subfacility and (ii) to address various other issues in connection therewith,

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, each of the Company, the Banks, the Co-Agents and the Agent agree as follows:

     SECTION 1.     Amendments to Credit Agreement.
     ---------------------------------------------
     A. Section 1.1 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

          "Agreed Currency" is defined in Section 6.1.1.
          "Approved Account Party" shall mean, at any time, any Person listed on Schedule A attached hereto or designated in writing by the Company to the Agent.
          "Cash Collateral" is defined in Section 2.10.7.
          "Cash  Equivalent Investments" shall mean, at  any time:

(a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

(b) commercial paper, maturing not more than nine months from the date of issue, which is issued by (i) a corporation (other Than an Affiliate of the Company) organized under the laws of any state of the United States or of the District of Columbia and rated A-l by Standard & Poor's Corporation or P-l by Moody's Investors Service, Inc., or (ii) any Bank (or its holding company);

(c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either
      (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or (ii) any Bank; or

(d)   any  repurchase agreement entered  into with any  Bank  (or
other  commercial   banking institution of the stature referred to  in
clause (c)(i)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses
(a) through  (c);  and (ii)   has  a  market value  at  the  time
such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Bank (or other commercial banking institution) thereunder.

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          "Dollar  Equivalent" shall mean, (i) with  respect to Dollars  or an amount denominated in Dollars, such amount, and (ii) with respect to any monetary amount in a currency other than Dollars, at any time for the determination thereof, the amount of Dollars obtained by converting such foreign currency involved in such computation into Dollars at the spot
     rate  for  the purchase   of  Dollars  with  the  applicable foreign
     currency as quoted  by  the Issuer  at  approximately 11:00   a.m.  on  the
     date  of  determination thereof specified herein.

          "Issuance Request" shall mean an application for a Letter of Credit duly executed by an Authorized Signatory of the Company, substantially in the form of Exhibit L hereto or in such other form satisfactory to the Issuer, in its sole discretion.

          "Issuer" shall mean CIBC in its capacity as issuer of the Letters of Credit and each other Person as shall have been subsequently appointed as the successor Issuer pursuant to Section 13.8.

     "Judgment Currency" is defined in Section 6.1.2.

     "Letter of Credit" is defined in Section 2.10.

     "Letter of  Credit  Cash Collateral  Account"  is defined in Section
      2.10.7.

     "Letter of Credit Commitment" shall mean the Issuer's obligation to issue Letters of Credit for the account of the Company pursuant to Section 2.10 and, with respect to each of the other Banks, the obligation of each such Bank to participate in such Letter of Credit pursuant to Section 2.10.1.

     "Letter of Credit Commitment Amount" shall mean, on any date, a maximum Dollar Equivalent amount equal to the lesser of (i) $70,000,000 or (ii) the Loan Commitment, as such amount may be reduced from time to time pursuant to Section 2.5.

     "Letter of Credit Outstandings" shall mean, on any date, an amount equal to the sum of (a) the then aggregate Dollar Equivalent amount which is undrawn and available under all issued and outstanding Letters of Credit, plus (b) the then aggregate amount of all Reimbursement Obligations then outstanding with respect to the amount of any drawing made under any Letters of Credit.

     "Loan Commitment" shall mean, as to each Bank, the obligation of such Bank to make Committed Advances in an aggregate amount at any one time outstanding equal to the amount set opposite such Bank's name on the signature pages hereof under the caption "Commitment" (as the same may be reduced pursuant to Section 2.5 hereof).

     "Other Currency" is defined in Section 6.1.1.

     "Permitted Currency" shall mean Dollars and Canadian Dollars, and such other currencies of major industrialized nations as shall be designated by the Company and acceptable to the Agent and the Issuer, each in their sole and absolute discretion.

     "Reimbursement   Obligations"   shall   mean   the obligation  of the
Company to reimburse the Issuer and the Banks, as applicable, for the Dollar Equivalent of the drawings made under the Letters of Credit, or any of the Letters of Credit.

     "Stated  Amount" shall mean, with respect to any Letter  of  Credit, the
Dollar equivalent   amount available to be drawn under such Letter of
Credit  upon the issuance thereof.

     "Stated Expiry Date" of each Letter of Credit is defined in Section 2.10. B The subsection (b) of the definition of "Indebtedness" in Section 1.1 of the Credit Agreement is amended in its entirety as follows:
          "     (b)   all obligations relative to the Dollar Equivalent  of the
          face amount of all letters of credit, including, without limitation, the Letters of Credit, and banker's acceptances issued for the account of such Person or other Approved Account Party;"

    C. The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is amended by inserting after the words "LIBOR Advance" in the first line thereof the phrase "or in connection with the issuance of a Letter of Credit".

    D. The definitions of "Adjusted Available Facility Amount", "Advance", "Advance Request", "Available Facility Amount", "Commitment", "Commitment Proportion", "Drawdown Date", "Facility", "Loan Document", "Majority Banks", "Obligations" and "Total Commitments" in Section 1.1 of the Credit Agreement are respectively amended in their entirety as follows:
"Adjusted Available Facility Amount" shall mean, at any time and in respect of any proposed Advance, the Available Facility Amount at such time:

(i) increased to take account of any Advances which shall become repayable on or before the Drawdown Date of the proposed Advance in question and to take into account any decrease in Letter of Credit Outstandings which shall become effective
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        on or before such Drawdown Date; and (ii) reduced to take account of any
        Advance  which is to be made on or before such Drawdown Date (but
        excluding  the  proposed  Advance   in question) and  to  take  into
        account   any increase  in Letter  of Credit  Outstandings which
        shall become effective on or before such Drawdown Date and to take account of any reduction in the Total Commitments which shall become effective on or before such Drawdown Date.

     "Advance" shall mean, except as otherwise provided herein, any LIBOR Advance, Reference Rate Advance, Competitive Bid Advance and/or issuance of any Letter of Credit or the extension of the Stated Expiry Date of any Letter of Credit.

     "Advance Request" shall mean any LIBOR Advance Request, Reference Rate Advance Request, Competitive Bid Advance Request or Issuance Request.

     "Available Facility Amount" shall mean at any time the Total Commitments less the sum of (i) the Advance Outstandings at such time and (ii) the Letter of Credit Outstandings at such time.

     "Commitment" means, as the context may require, a Bank's or Issuer's Letter of Credit Commitment or Loan Commitment.

     "Commitment Proportion" shall mean, in relation to a Bank, at any time the proportion which its Loan Commitment bears to the Total Commitments at such time.

     "Drawdown Date" shall mean: (i) in relation to any LIBOR Advance, the Business Day for the making thereof as specified in the LIBOR Advance Request relating thereto; (ii) in relation to any Reference Rate Advance, the Business Day for the making thereof as specified in the Reference Rate Advance Request relating thereto; (iii) in relation to any Competitive Bid Advance, the Business Day for the making thereof as specified in the Competitive Bid Advance Request relating thereof or as agreed to between the Company and a Bank pursuant to Article 5, and(iv)in relation to any issuance of a Letter of Credit, the Business Day for the issuance thereof as specified in the Issuance Request relating thereto.

     "Facility" shall mean the committed advance facility which may be utilized subject to the other terms and provisions hereof for LIBOR Advances, Reference Rate Advances and the issuance of Letters of Credit which is evidenced by the Revolving Notes and Competitive Bid Advances which is evidenced by the Competitive Bid Notes.

     "Loan Document" means this Agreement, the Notes, each Advance Request, each Letter of Credit and any other agreement, document or instrument from time to time executed and delivered pursuant to and in connection with any of the foregoing.

     "Majority Banks" shall mean, at any time while Commitments are in effect, Banks having at least 51% of the aggregate amount of the Commitments and, at any time while no Commitments are in effect, Banks holding at least 51% of the outstanding aggregate principal amount of the Advances and the Letter of Credit Outstandings.

     "Obligations" means all obligations (monetary or otherwise) of the Company arising under or in connection with this Agreement, the Notes, any Letters of Credit and each other Loan Document.

     "Total Commitments" shall mean the aggregate from time to time of the Banks' Loan Commitments.
     E .   Section 1.2 (i) of the Credit Agreement is amended in its entirety to read as follows:
     "         (i)   any of the "Company," the "Agent",  the
               "Issuer" or the "Banks" shall be construed so as to include their respective successors, permitted assigns and, in the case of the Banks, transferees;".

     F. Section 2.1 of the Credit Agreement is amended by (x) deleting the "and" at the end of clause (ii), (y) replacing the period at the end of clause (iii) with "; and"; and (z) by inserting the following clause (iv) following clause (iii) thereof:

     "         (iv)  the Issuer agrees that it will issue Letters  of Credit denominated in a Permitted Currency in accordance with Section 2.10, and each Bank severally agrees that it will purchase participation interests in such Letters of Credit in accordance with Section 2.10.4."
     G     Section 2.2 of the Credit Agreement is amended in  its
entirety to read as follows:

     "     Section 2.2    Maximum Outstandings.  Subject  to
     cancellation and reduction in accordance with the terms hereof, the maximum aggregate principal amount of the Facility which may be utilized at any time for Advances and the issuance of Letters of Credit is $200,000,000.
     In no event, however, shall (a) the sum of (i)aggregate Advance Outstandings at any time and (ii) aggregate Letter of Credit Outstandings at any time exceed the principal amount

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     of $200,000,000 or such lesser amount as from time to time may result from any reduction pursuant to Section 2.5 hereof, or (b) the aggregate Letter of Credit Outstandings at any time exceed the Letter of Credit Commitment Amount."

     H . Section   2.5 of the Credit Agreement is amended in  its entirety to read as follows:

          Section  2.5    Changes in Commitments Section  2.5 Changes in
     Commitments.  The Company shall  have  the right in  accordance  with
     Section 7.1 hereof to terminate or reduce the amount of the Commitments at any time or from time to time to an amount not less than the sum of (i) Advance Outstandings, if any, and (ii) Letter of Credit Outstandings, if any, at the effective date of such termination or reduction, upon not less than three (3) Business Days' prior notice to the Agent (which shall promptly notify the Banks) of each such termination or reduction, which shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $5,000,000 and, if more than $5,000,000, in integral multiples of $1,000,000) and shall be irrevocable
     and effective only upon receipt by the Agent.   The Commitments once
     terminated or reduced may not be reinstated."

     I. Section 2.6 of the Credit Agreement is hereby amended by inserting the following subsection (c) following subsection (b):
     "    (c)  Letter of Credit Fees.  The Company agrees to pay:

          (i) to the Agent for the account of each Bank a nonrefundable issuance fee equal to the rate per annum equal to the Applicable Margin on the Stated Amount of each such Letter of Credit, in each case multiplied by such Bank's Commitment Proportion, such fees being payable quarterly in arrears on each Quarterly Date and on the Final Repayment Date; and
          (ii) to the Agent for its own account a non refundable fronting fee equal to 0.0625% of the Stated Amount of each such Letter of Credit, such fee being payable quarterly in arrears on each Quarterly Date and on the Final Repayment Date, together with customary administrative, issuance, amendment, payment and negotiation charges incurred by the Issuer in connection with such Letter of Credit."
     J. . Subsection 2.8(b) of the Credit Agreement is hereby amended in its entirety to read as follows:
     "     (b)   If, at any time, the sum of (i) the outstanding aggregate
     principal amount of the Advances and (ii) the Letter of Credit Outstandings exceeds the aggregate amount of the Commitments as then in effect, the
     Company shall (i) pay or prepay the Advances  and (ii)   deposit Cash
     Collateral with the Agent in accordance with  the provisions of Section
     2.10.7 on such date in an aggregate principal amount equal to the excess, together with interest thereon accrued to the date of such payment or prepayment and any amounts payable pursuant to Section 8.11 hereof in connection therewith. If, at any time, the Letter of Credit Outstandings exceeds the Letter of Credit Commitment Amount as then in effect, the Company shall deposit Cash Collateral with the Agent in accordance with the provisions of Section 2.10.7 on such date in an aggregate principal amount equal to such excess."
     K. Article 2 of the Credit Agreement is hereby amended by inserting the following Section 2.10 following Section 2.9:

     "Section  2.10 Letters of Credit.   The  Issuer agrees  to issue under the
     several obligations of the Banks in accordance with their respective Letter of Credit Commitments, or extend the Stated Expiry Date of, from time to time on any Business Day occurring prior to the Final Repayment Date, one or more standby letters of credit (herein individually referred to as a "Letter of Credit" and collectively referred to as "Letters of Credit") denominated in a Permitted Currency at the request of the Company and for the account and for the general purposes of the Company or an Approved Account Party. Each Letter of Credit shall be substantially upon such terms as the Company may specify in an Issuance Request therefor duly executed by an Authorized Signatory of the Company and delivered to the Issuer and the Agent on or before 11:00 a.m., New York time, on a Business Day, at least three (3) Business Days before the requested issuance of such proposed Letter of Credit. Each Letter of Credit must be in form and substance satisfactory to the Issuer, in its sole discretion, and shall have a fixed expiration date (with respect to each Letter of Credit, its "Stated Expiry Date") occurring not later than one year after the date of the issuance thereof (and in no event later than the Final
     Repayment Date, as in effect from time  to time).   Each Bank (other  than
     the Issuer) severally agrees that it will hold participation interests in each Letter of Credit as provided to Section 2.10.1. The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder and will notify the beneficiary under any Letter of Credit of any extensions of the Stated Expiry Date thereof. In the event that any Letters of Credit remain outstanding after the Final Repayment Date, upon such Final Repayment Date, the Company (if it has not already done so) shall deposit with the Agent an amount in cash equal to the aggregate amount of Letter of Credit Outstandings attributable to such Letters of Credit, which cash amount shall be held as Cash Collateral in accordance with the provisions of Section 2.10.7.
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     Section  2.10.1 Other Banks' Participation.   Upon the  issuance of  each
     Letter of Credit, and without further action, each Bank (other than the Issuer) shall be deemed to have irrevocably and unconditionally purchased, to the extent of its Commitment Proportion, a participation interest in such Letter of Credit. Each Bank shall, to the extent of its Commitment Proportion, be responsible for reimbursing promptly (and in any event within one (1) Business Day), without setoff, deduction or counterclaim, the Issuer for Reimbursement Obligations which have not been reimbursed by the Company in accordance with Section 2.10.2. Without limiting the foregoing, the Issuer will promptly notify the Banks of the issuance of each Letter of Credit.

Section 2.10.2 Company's Agreement to Repay Letter of Credit Drawings. The Company hereby irrevocably and unconditionally agrees to reimburse the Issuer, forthwith, for each payment or disbursement made by the Issuer to settle its obligations under any draft drawn under any Letter of Credit, with interest on the amount so paid or disbursed by the Issuer from and including the date of payment or disbursement to but not including the date the Issuer is reimbursed therefor, at a fluctuating rate per annum equal to (i) for each day in the period commencing on and including the day such payment or disbursement is made to and including the date three (3) Business Days after the Issuer gives notice of such payment or disbursement to the Company, the Reference Rate from time to time in effect or such other higher interest rate, if any, then applicable to Reference Rate Advances, and (ii) for any day thereafter to but not including the day of payment in full, the sum of the Reference Rate from time to time in effect plus two percent (2%). The Issuer shall promptly give notice to the Company by telephone, confirmed by telecopy to the
     Company's   treasury
     department, of each receipt by the Issuer of a drawing under a Letter of Credit that appears on its face to conform to the requirements of such Letter of Credit. No later than 11:00 a.m., New York time, on the day which is three (3) Business Days after the date on which a payment to a beneficiary of a Letter of Credit occurs pursuant to a draw thereunder, the Company shall pay to the Issuer in immediately available funds for its account at the Payment Office the amount of such draw plus accrued interest at the rate set forth above. The foregoing notwithstanding, the obligation of the Company to reimburse the Issuer is not subject to demand thereof by the Issuer (or any Bank) and any failure by the Issuer (or any Bank)to notify the Company pursuant to the provisions of this Section shall in no way affect or impair the Reimbursement Obligations of the Company under the Letter of Credit, this Agreement, the Issuance Requests or any other Loan Document.
     Section 2.10.3 Absolute Duty to Reimburse for Letter of Credit Liabilities2.10.3 Absolute Duty to Reimburse for Letter of Credit Liabilities. Any provision in this Agreement or in any other Loan Document to the contrary notwithstanding, the Company's obligation to reimburse the Issuer and the  Banks,  as applicable,
for any payment or disbursement under or in connection with a Letter of Credit shall be absolute and unconditional under any and all circumstances without and irrespective of any setoff, counterclaim or other defense to payment which the Company may have or have had against the Issuer or any Bank or any
other Person.   Without  limiting  the  generality of the foregoing, the Company assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of the Letter of Credit and none of the Issuer, any Bank or any of their respective officers or directors shall be liable or responsible for (i) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith, (ii) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged (and each of the Issuer, any Bank, and any corresponding bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary), (iii) the enforceability of any instrument or document which is supported by a Letter of Credit, or (iv) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit other than as a result of the willful misconduct or gross negligence by the Issuer or
such Bank.   None of the foregoing shall affect, impair,  or prevent the
vesting of any of the  rights  or  powers granted   the Issuer  or  any  Bank
hereunder. In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or wilful misconduct) shall be binding upon the Company and each Bank and shall not put such Issuer under any resulting liability to the Company or any Bank, as the case may be.

            Section  2.10.4 Reimbursement Obligations  of  the Banks
under  the Letters of Credit.   If  the  Company shall  fail pursuant to the
terms  of  Section  2.10.2 forthwith  to reimburse the Issuer for each payment
of disbursement   made  by  the Issuer  to        settle its obligations under
any draft drawn under
any Letter of Credit, then upon demand by the Issuer each Bank shall forthwith make available to the Issuer at the Payment Office (or other office or branch of a financial institution which Issuer may designate from time to time by written notice to the Banks) immediately available funds in an amount equal to such Bank's pro rata share (according to its respective Commitment Proportion) of the amount so paid or disbursed by the Issuer.
Each  Bank shall indemnify and hold harmless the  Issuer  from  and  against any  and  all  losses, liabilities (including, without limitation, liabilities
for penalties, actions, suits, judgments, demands  and damages)  costs   and
expenses (including, without limitation, attorneys' fees and expenses) resulting from any failure on the part of such Bank to provide, or from any delay in providing, the Issuer with such Bank's share of the
amount  of  any   payment or disbursement   made  by  the  Issuer  to   settle
its obligations under any draft drawn under any Letter of Credit in accordance with the provisions of the preceding sentence.
     The obligations of each Bank to provide the Issuer with such Bank's pro rata share of the amount of any payment or disbursement made by the Issuer to settle its obligations under any draft drawn under any Letter of Credit in accordance with the provisions of the preceding paragraph shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Bank may have or have had against the Issuer, including, without limitation, any defense based on the failure of the demand for payment under such Letter of Credit to conform to the terms of such Letter of Credit or the legality, validity, regularity or enforceability of such Letter of Credit AND INCLUDING BUT NOT LIMITED TO THOSE RESULTING FROM THE ISSUER'S OWN SIMPLE OR CONTRIBUTORY NEGLIGENCE; provided, however, that no Bank shall be obligated to reimburse the Issuer pursuant to the preceding provisions of this Section 2.10.4 for any wrongful payment or disbursement made by the Issuer under any Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer or any of its officers, employees or agents.

            Section  2.10.5 Letter of Credit Operations.  The Issuer
shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment by a beneficiary under a Letter of Credit to ascertain that the same appear on their face to be in conformity with the terms and conditions of such Letter of Credit. If, after examination, the Issuer shall have determined that a demand for payment under such Letter of Credit does not conform to the terms and conditions of such Letter of Credit, then the Issuer shall, as soon as reasonably practicable, give notice to such beneficiary to the effect that such demand for payment was not in accordance with the terms and conditions of such Letter of Credit, stating the
reasons  therefor.   Thereupon, such beneficiary  may attempt  to correct any
such non-conforming demand for payment under such Letter of Credit if, and to the extent that, such beneficiary is entitled (without regard to the provisions of this sentence) and able to do so. The Issuer hereby further agrees to notify the Company of any demand for payment by a beneficiary under a Letter of Credit which in the Issuer's determination does not conform to the terms and conditions of the relevant Letter of Credit; provided, however, that failure to give any such notification to the Company shall not affect or otherwise impair the Company's obligations hereunder or under the Issuance Request or any other Loan Documents nor subject the Issuer to any claim or liability. After determining that a demand for payment under such Letter of Credit conforms to the terms and conditions thereof, the Issuer shall make available to such beneficiary, in immediately available funds, the amount so demanded in accordance with the terms of such Letter of Credit.

     Section 2.10.6 Action With Respect to Letters of Credit Upon Occurrence of Default. Upon the occurrence of a Default under Sections (e) or (f) of
Article 12, an amount equal to the amount of the then contingent liability of the Issuer (and the other Banks) under each outstanding Letter of Credit shall be, without demand upon or notice to the Banks, and, upon the occurrence of any other Event of Default, an amount equal to the amount of the then contingent liability of the Issuer (and the other Banks) under each outstanding Letter of Credit shall be, at the option of the Agent and without demand upon or notice to the Banks, deemed (as between the Company and the Issuer) to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and the Company shall be obligated (i) forthwith to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer, and (ii) if the Issuer, in its discretion, so demands, to pay to the Issuer, forthwith on demand, such additional amounts as may be required so that the aggregate of all amounts previously paid by the Company to the Issuer under this Section 2.10.6, and not theretofore applied to the payment of amounts payable by the Company to the Issuer with respect to such Letter of Credit shall equal the amount of the then contingent liability of the Issuer (and the other Banks) under such Letter of Credit. Such amount shall be paid by depositing Cash Collateral with the Agent in accordance with the provisions of Section 2.10.7.

     Section    2.10.7   Procedures   for   Depositing, Investing and Returning
of Cash Collateral.   Any  cash collateral  amounts received by the Agent
pursuant  to the  provisions  of  Section 2.8(b),  Section 2.10 or Section
2.10.6 (such cash collateral amounts, the "Cash Collateral")  shall be deposited
in a  cash collateral account (the   "Letter  of  Credit  Cash   Collateral
Account") maintained at the offices of the Agent or such other Bank or other Person acting as bailee for the Agent as the Agent shall designate but under the sole dominion and control of the Agent and shall be retained by the Agent for the pro rata benefit of the Issuer and the Banks in accordance
with the Letter  of Credit   Outstandings  owing  to  them  as collateral
security for, and the Company hereby grants to the Agent and its bailees or agents for the benefit of the Issuer, the Agent and the Banks a security interest in such Cash Collateral including all interest accruing thereon and the proceeds thereof. The Company further agrees that the Agent shall have all
of the rights  and remedies   of   a  secured  party under  the  Uniform
Commercial Code as adopted in the State of New York with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest. Any amounts so received by the Agent pursuant to the provisions of the preceding sentence shall be held as collateral security for, first, the repayment of the Company's Obligations in connection with the Letters of Credit and then the other Obligations of the Company under or in connection with this Agreement and any other Loan Documents. If and to the extent that (a) all

Obligations of the Company in connection with the Letters of Credit have been fully paid and satisfied, and (b) the commitments and obligations of the Issuer (and the other Banks) under the Letters of Credit and related documents have terminated, the Agent shall pay to the Company, upon the Company's request therefor, all amounts previously paid to the Agent by the Company pursuant to this Section 2.10.7 and accrued interest thereon to the extent but only to the extent such amounts or accrued interest were not theretofore applied by the Agent to reduce amounts payable by the Company to the Issuer or the Banks under such Letters of Credit or include any other Obligation; provided, however, that if any Advances are outstanding as of such date, the Bank may continue to hold such amounts and accrued interest as security for the Loans and may thereafter apply such amounts and accrued interest to the payment of the Loans and/or any other Indebtedness secured thereby. All amounts on deposit in the Letter of Credit Cash Collateral Account may, until their application to any Obligation or their return to the Company, as the case may be, at the Company's written request, be invested in Cash Equivalent Investments designated by the Company, which Cash Equivalent Investments shall be held by the Agent as additional collateral security for the repayment of the Company's Obligations under and in connection with the Letters of Credit and all other Obligations. Any losses, net of earnings, and reasonable fees and expenses of such Cash Equivalent Investments shall be charged against the principal amount invested. The Agent, the Issuer and the Banks shall not be liable for any loss resulting from any Cash Equivalent Investment made at the Company's request. The Agent is not obligated hereby, or by any other Loan Document, to make or maintain any Cash Equivalent Investment, except upon written request by the Company."

     L. Section 6.1 of the Credit Agreement is amended in its entirety to read as follows:
     "     Section  6.1 Currency Conversion and Currency Indemnity.

     Section  6.1.1  Payments in Agreed  Currency
The Company shall make payment relative to each Advance or Reimbursement Obligation in Dollars (the "Agreed Currency"). If any payment is received on account of any Advance in any currency (the "Other Currency") other than the Agreed Currency (whether voluntarily or pursuant to an order or judgment or the enforcement thereof or the realization of any security or the liquidation of the Company or otherwise howsoever), such payment shall constitute a discharge of the liability of the Company hereunder and under the other Loan Documents in respect of such obligation only to the extent of the amount of the Agreed Currency which the relevant Bank, the Issuer or the Agent, as the case may be, is able to purchase with the amount of the Other Currency received by it before noon on the date of such receipt, or, if the amount of the Other Currency is received after noon, the Business Day next following such receipt, in accordance with its normal procedures and after deducting any premium and costs of exchange.

     Section 6.1.2 Conversion of Agreed Currency into Judgment Currency. If, for the purpose of obtaining or enforcing a judgment in any court in any jurisdiction, it becomes necessary to convert into a particular currency (the "Judgment Currency") any amount due in the Agreed Currency then the conversion shall be made on the basis of the rate of exchange prevailing on the day on which judgment is given (unless such day is not a Business Day in which case the conversion shall be made on the basis of the rate of exchange prevailing on the Business Day next preceding the day of which judgment is given) and in any event the Company shall be obligated to pay the Agent, the Issuer and the Banks any deficiency in accordance with Section 6.1.1. For the foregoing purposes "rate of exchange" means the rate at which the relevant Bank, the Issuer or the Agent, as applicable, in accordance with its normal banking procedures is able on the relevant date to purchase the Agreed Currency with the Judgment Currency after deducting any premium and costs of exchange.

     Section   6.1.3   Circumstances  Giving  Rise   to Indemnity.   If (i) any
Bank, the Issuer or the Agent receives any payment or payments on account of the liability of the Company hereunder pursuant to any judgment or order in any Other Currency, and (ii) the amount of the Agreed Currency which the relevant Bank, the Issuer or the Agent, as applicable, is able to purchase on the Business Day next following such receipt with the proceeds of such payment or payments in accordance with its normal procedures and after deducting any premiums and costs of exchange is less than the amount of the Agreed Currency due in respect of such obligations immediately prior to such judgment or order, then the Company on demand shall, and the Company hereby agrees to, indemnify and save the Banks, the Issuer and the Agent harmless from and against any loss, cost or expense arising out of or in connection with such deficiency.

     SECTION 6.1.4 Indemnity Separate Obligation. The agreement of indemnity provided for in Section 6.1 shall constitute an obligation separate and independent from all other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Banks, the Issuer or the Agent or any of them from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order."

     M. Subsection 6.4(i)(b) of the Credit Agreement is hereby amended in its entirety to read as follows:
          "(b) second, in or toward payment to the Banks of such amount as is required to repay the Advances and the Reimbursement Obligations, including accrued interest thereon, which have fallen due, and if insufficient to pay all principal and interest then due thereon shall be applied first to payment of interest and then to principal; and"

     N.    Sections  8.4,  8.5, 8.6 and the first and second sentence  of
Section 8.7 of the Credit Agreement are amended by (i) inserting after each use of the word "Bank" the phrase "or the Issuer" and (ii) inserting after each use of the word "Bank's" the phrase "or the Issuer's".
     O .   The Preamble to Article 11 of the Credit Agreement is hereby amended in its entirety to read as follows:
     "     The Company agrees with the Agent, the Issuer and each Bank that so long as any of the Commitments are in effect and until payment in full of all Advances hereunder (other than pursuant to any continuing indemnification obligations under this Agreement), all interest thereon and all other amounts payable by the Company hereunder remains outstanding, and until all Letters of Credit shall have expired or been terminated and the Issuer and the Banks shall have no further obligation or liability under any Letter of Credit, the Company will perform the obligations set forth in this Article 11:".
     Article 12 of the Credit Agreement is hereby amended by (i) amending clause
     (a) in   its entirety to read as follows:

     "         (a)  The Company shall default in the payment when  due  (i) of any principal of any Advance or any Reimbursement Obligation (and such default shall continue unremedied for a period of two (2) Business Days), or (ii) of any interest on any Advance, any Reimbursement Obligation or any fees payable by the Company hereunder or in connection herewith, or of any other monetary Obligation (and such default shall continue unremedied for five (5) Business Days); or "

; (ii) amending clause (i) thereof by inserting after the word "Advance" the phrase ", all Letter of Credit Obligations"; and (iii) amending clause (ii) thereof by inserting after the word "Advance" the phrase ", all Letter of Credit Obligations".

     Q. Section 13.1 of the Credit Agreement is hereby amended by (i) amending the first sentence thereof in its entirety to read as follows:
     "Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent and CIBC to act as the Issuer under and for purposes of this Agreement, the Notes and the other Loan Documents with such powers as are specifically delegated to the Agent or the Issuer by the terms of this Agreement, the Notes and the other Loan Documents, together with such other powers as are reasonably incidental thereto."

     and (ii) amending the second and third sentence thereof by inserting after each use of the word "Agent" the phrase "or the Issuer".

     R. The first sentence of Section 13.2 and Section 13.3 of the Credit Agreement are hereby amended by inserting after each use of the word "Agent" the phrase "or the Issuer".

     S. Section 13.4 of the Credit Agreement is hereby amended by (i) amending the first sentence thereof by inserting (a) after the first use of the word "Agent" the phrase "or the Issuer" and (b) after the second use of the word "Agent" the phrase "and the Issuer"; and (ii) amending the second sentence thereof by inserting (a) after the first use of the word "Agent" the phrase ", the Issuer", (b) after the second use of the word "Agent" the phrase "or the Issuer", and (c) after the third use of the word "Agent" the phrase "and the Issuer".

     T. Section 13.5 of the Credit Agreement is hereby amended by (i) amending the first sentence thereof by (a) replacing the phrase "the Agent and its officers" with the phrase "the Agent and the Issuer and their officers", and (b) inserting after the second use of the word "Agent" the phrase "or the Issuer"; and (ii) amending the second sentence thereof in its entirety to read as follows:
     "The obligation of the Banks in this Section shall survive the payment of the Advances, the Letter of Credit Outstandings and of any other sums due from Company hereunder and the termination of the Commitments."

     U. Section 13.6 of the Credit Agreement is hereby amended by (i) amending the first sentence thereof by inserting after each use of the word "Agent" the phrase ", the Issuer"; and (ii) amending the second sentence thereof by inserting after the word "Agent" the phrase " and the Issuer";
(iii) amending the third sentence thereof by (a) inserting after the first use of the word "Agent" the phrase "or the Issuer", (b) inserting after the second use of the word "Agent" the phrase "and the Issuer", and (c) after the third use of the word "Agent" the phrase ", the Issuer"; and (iv) amending the fourth sentence thereof by inserting after the word "Agent" the phrase "or the Issuer".

     V. Section 13.7 of the Credit Agreement is hereby amended by (i) inserting after the first use of the word "Agent" the phrase "or the Issuer"; and (ii) inserting after the second use of the word "Agent" the phrase "and the Issuer".

     W. Section 13.8 of the Credit Agreement is hereby amended by (i) amending the first sentence thereof by inserting after the word "Agent" the phrase ", the Issuer"; (ii) amending the second sentence thereof by inserting after each use of word "Agent" the phrase "or the Issuer"; (iii) amending the third sentence thereof by (a) inserting after the word "agent" the phrase "or issuer", and (b) inserting after the word "Agent" the phrase "or Issuer"; (iv) amending the fourth sentence thereof by inserting after the word "Agent" the phrase "or the Issuer"; and (v) amending the fifth sentence thereof by (a) inserting after the word "Agent's" the phrase ", Issuer's", and (b) inserting after each use of the word "Agent" the phrase ", the Issuer".

     X. Section 14.1 of the Credit Agreement is hereby amended by inserting after the word "Agent" the phrase ", the Issuer".

     Y. Section 14.4 of the Credit Agreement is hereby amended by (i) amending the second sentence thereof by inserting after each use of the word "Agent" the phrase " and the Issuer"; and (ii) amending the third sentence thereof by inserting after each use of word "Agent" the phrase ", the Issuer".

     Z. Section 14.5 of the Credit Agreement is hereby amended by inserting after each use of the word "Co-Agents" the phrase ", the Issuer".

     AA. Subsection 14.7(a) of the Credit Agreement is hereby amended by inserting after the word "Agent" the phrase "and the Issuer".

     BB.   Subsection 14.7(e) of the Credit Agreement  is  hereby
amended by inserting after each use of the word "Co-Agents" the phrase ", the Issuer".

     CC.   Section 14.8 of the Credit Agreement is hereby amended by inserting after the word "Agent" the phrase ", the Issuer".

     DD. Subsection 14.9(ii) of the Credit Agreement is hereby amended by inserting after the word "Advances" the phrase ", Letter of Credit Outstandings".

     EE. Sections 14.11, 14.19 and 14.20 of the Credit Agreement are hereby amended by inserting after the word "Agent" the phrase ", the Issuer".

     FF. Section 14.21 of the Credit Agreement is hereby amended by (i) inserting after the first use of the word "Banks" the phrase ", the Issuer" and (ii) inserting after the second use of the word "Agent" the phrase ", the Issuer".

     GG. Exhibit I to the Credit Agreement is amended in its entirety to read as provided in Exhibit I hereto. All references in the Credit Agreement to
Exhibit I shall be deemed to refer to Exhibit I hereto.

     HH. The Credit Agreement is amended by adding Exhibit L hereto as Exhibit L to the Credit Agreement. All references in the Credit Agreement to Exhibit L shall be deemed to refer to Exhibit L hereto.


     II. The Credit Agreement is amended by adding Schedule A hereto as Schedule A to the Credit Agreement. All references in the Credit Agreement to Schedule A shall be deemed to refer to Schedule A hereto.

     SECTION    2.       Conditions   to   Effectiveness.  The effectiveness  of
this Amendment is conditioned upon receipt by the Agent of all of the following, each in form and substance satisfactory to the Agent, and in sufficient number of signed counterparts to provide one for each Co-Agent and each Bank, (i) counterparts of this Amendment, executed by the Company, the Banks, the Co-Agents and the Agent and (ii) such other documents as the Agent may reasonably request.

     SECTION  3.     Representations and Warranties.   To  induce the  Banks,
the Co-Agents and the Agent to enter into this Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties contained in Article X of the Credit Agreement and in each other Loan Document to which it is a party (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

     A. Authorization; No Conflict. The execution and delivery of this Amendment and the performance by the Company of its Obligations under this Amendment, the Credit Agreement as amended by this Amendment, and the other Loan Documents, are within the Company's powers, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the articles of incorporation or bylaws of the Company, or of any material agreement binding upon the Company.

     B. Validity and Binding Nature. This Amendment and the Credit Agreement as amended by this Amendment are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.
     C. Consents. No action, consent or approval of, or registration or filing with, or any other action by any governmental authority is required in connection with the execution, delivery and performance by the Company of this Amendment, the Credit Agreement as amended by this Amendment, or any other Loan Document or the legality, validity, binding effect or enforceability of this Amendment, the Credit Agreement as amended by this Amendment, or the other Loan Documents.

     SECTION  4.      Reaffirmation of  Credit  Agreement.   This Amendment
shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.


     SECTION 5. Defined Terms. Except as amended hereby or otherwise indicated, terms defined in the Credit Agreement are used in this Amendment with the same meaning.

     SECTION 6. Section Captions. Section captions used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

     SECTION 7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. All obligations of the Company and rights of the Agent, the Co-Agents, the Banks and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in limitation of those provided by applicable law.

     SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on
separate  counterparts,  and  each   such counterpart shall be deemed to be an
original, but all such  counterparts   shall  together  constitute  but one and
the same Amendment.

     SECTION 9. Successors and Assigns. This Amendment shall be binding upon the Company, the Banks, the Co-Agents and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks, the Co-Agents and the Agent and the respective successors and assigns of the Banks, the Co-Agent and the Agent; provided, however, that the Company may not assign or transfer its rights or obligations hereunder without the prior written consent of all Banks.

     SECTION 10. Severability. In case any provision in or obligation under this Amendment, the Credit Agreement as amended by this Amendment or any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 11. No Oral Agreements. THIS WRITTEN AMENDMENT TOGETHER WITH THE OTHER LOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [SIGNATURES BEGIN ON FOLLOWING PAGE]
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written and shall be effective as of such date.


                             PACIFIC GAS TRANSMISSION COMPANY
                             By: /s/ STANLEY C. KARCZEWSKI
                             -----------------------------
                             Name:   Stanley C. Karczewski
                             Title: Vice President of Finance, Controller and Chief Financial Officer

                             CANADIAN IMPERIAL BANK OF COMMERCE, as Agent for
                                  the Banks
                             By:/s/ MARYBETH ROSS
                             --------------------
                             Name:   Marybeth Ross
                             Title:  Authorized Signator

                             THE BANK OF NOVA SCOTIA, as Co-Agent for the Banks

                             By: /s/ M. BROWN
                             --------------------
                             Name: M. Brown
                             Title: Officer


                             BARCLAYS  BANK PLC, as Co-Agent for the
                             Banks
                             By:  /s/ HELEN L. CALVELLI
                             --------------------------
                             Name:   Helen Calvelli
                             Title:  Director


                             THE FIRST NATIONAL BANK OF CHICAGO, as Co-Agent for
                               the Banks
                              By: /s/ RICHARD WALDMAN
                              --------------------------------------
                              AUTHORIZED AGENT


                              CIBC INC., as a Bank
                              By:  /s/ MARYBETH ROSS
                              -----------------
                              Name:     Marybeth Ross
                              Title:  Authorized Signatory


                              THE BANK OF NOVA SCOTIA, as a Bank


                              By:  /s/ M. BROWN
                              -----------------
                              Name:     M. Brown
                              Title:  Officer


                              BARCLAYS BANK PLC, as a Bank

                              By:  /s/ HELEN L. CALVELLI
                              --------------------------
                              Name:     Helen Calvelli
                              Title:  Director


                              THE FIRST NATIONAL BANK OF CHICAGO, as a Bank
                              By:  /s/ STEVEN P. CAPOUCH
                              --------------------------
                              Name:     Steven P. Capouch
                              Title:  First Vice President

                              BANK OF AMERICA NT & SA, as a Bank
                              By:  /s/ GARY M. TSUYUKI
                              -----------------------
                              Name:  Gary M. Tsuyuki
                              Title: Managing Director

                             CITIBANK, N.A., as a Bank
                             By:  /s/ SANDIP SEN
                             ----------------
                             Name: Sandip Sen
                             Title:  Vice President
                             Attorney-in-Fact


                             THE FUJI BANK, LIMITED, San Francisco
                             Agency, as a Bank
                             By:  /s/ KEIICHI OZAWA
                             ---------------------
                             Name:   Keiichi Ozawa
                             Title:  Joint General Manager

                             SOCIETE GENERALE, a French bank,  as a Bank
                             By:  /s/ J. BLAINE SHAUM
                             ------------------------
                             Name:   J. Blaine Shaum

                             Title:  Regional Manager
                             SWISS  BANK  CORPORATION,  New  York Branch,
                             as a Bank
                             By:  /s/ KAREN MAYROSE
                             ----------------------
                             Name:  Karen Mayrose
                             Title: Associate Director

                             Banking Finance Support, N.A.
                             By:  /s/ SABINA WU
                             -------------------
                             Name:  Sabina Wu
                             Title: Director
                             Credit Risk Management, N.A.

                             UNITED STATES NATIONAL BANK OF OREGON, as a Bank
                             By:  /s/ DEREK RIDGLEY
                             ----------------------
                             Name:   Derek Ridgley
                             Title:  Vice President

                   EXHIBIT I Form of Transfer Certificate

To:            [Name and address of Transferee]
                    and
           Canadian Imperial Bank of Commerce, as Agent

From:          [Name of Transferor Bank and Facility Office]

Date:          ___________________, 199____

          Re: Transfer Certificate - Credit Agreement, dated as of May 31, 1995 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement") among Pacific Gas
               Transmission Company (the    "Company"),  the    various
               financial institutions as are and may become parties thereto (the "Banks"), The Bank of Nova Scotia, Barclays Bank PLC and The First National Bank of Chicago, as (the "Co-Agents"), and Canadian Imperial Bank of Commerce ("CIBC"), as Agent for the Banks (the "Agent")

Ladies and Gentlemen:

1. [Name of Transferor Bank] (the "Transferor") confirms the accuracy of the summary of its participation in the Credit Agreement set out in the schedule attached hereto (the "Schedule") before and after giving effect to the assignment and transfer herein made. Transferor hereby assigns and transfers, without recourse, to [Name of Transferee Bank] (the "Transferee") the rights and obligations of Transferor under the Credit Agreement specified in the Schedule. Transferee accepts such assignment and transfer by countersigning and delivering this Transfer Certificate to Transferor. This assignment is effective as of the date set forth in the Schedule (the "Transfer Effective Date"). The principal amount of any outstanding Advances under the Credit Agreement as of the Transfer Effective Date shall be apportioned between Transferor and Transferee in accordance with the Schedule and Transferee shall pay Transferor in immediately available funds on the Transfer Effective Date or such other date as is agreed to between the Transferor and the Transferee an amount equal to the principal amount of any outstanding Advance being assigned and transferred hereunder. All interest and fees payable under the Credit Agreement shall be apportioned between Transferor and Transferee proportionately to the periods before and after the Transfer Effective Date as to which payable.

2. Transferee is also delivering signed counterpart copies hereof to the Agent at its address for the service of notices specified in the
     Credit Agreement.   The  Agent is requested to make appropriate entries on
     its  records  to reflect the assignment and transfer effected hereby.

3. The Transferee hereby undertakes with the Transferor and each of the other parties to the Credit Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Credit Agreement it will assume upon delivery of this Transfer Certificate by it. Transferee agrees promptly to deliver to the Company, the Agent and any other withholding agent specified by the Company, two copies of a valid Form 1001, a valid Form 4224 or a certificate substantially in the form of Exhibit I to the Credit Agreement (in
     accordance with Sections  8.2  and 14.7(e)   of  the  Credit  Agreement).
     Transferee   agrees promptly to pay to the Agent a transfer registration fee in the amount of $2,500. By its consent hereto the Company consents to the transfer herein provided, agrees that Transferee shall be a Bank under the Credit Agreement and releases the Transferor pro tanto as to the obligations of Transferor transferred to Transferee hereunder.

4. The Transferee confirms that it has received a copy of the Credit Agreement together with such other documents and information as it has required in connection with this transaction. Transferee hereby confirms that it has entered into this assignment and transfer on the basis of its own independent commercial relationship with the Company and its own independent investigation and that it has not relied and will not hereafter rely on the Transferor, the other Banks, the Agent, the Issuer or the Co-Agents with respect to the due execution, legality, validity, effectiveness, adequacy, accuracy or enforceability of the Credit Agreement or any other documents and information or with respect to the collectibility of any Advance or other amount due under the Credit Agreement. Transferee further agrees that it has not relied and will not rely on the Transferor, the other Banks, the Agent, the Issuer or the Co-Agents to assess or keep under review on its behalf or provide Transferee, except as expressly required under the terms of the Credit
     Agreement, with   any information  as  to  the  financial  condition,
     creditworthiness, condition, affairs, status or nature of the Company or the subsidiaries or of any other party to the Credit Agreement or the observance by the Company of any of its obligations under the Credit Agreement or any document relating thereto.

5. The Transferor makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Credit Agreement or any document relating thereto or the collectibility of any Advance or other amount due under the Credit Agreement and assumes no responsibility for the financial condition of the Company or any other party to the Credit Agreement or for the performance and observance by the Company or any other party of any of its obligations under the Credit Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.
6. The Transferee confirms the appointment of the Agent and the Issuer in accordance with the terms of Article 13 of the Credit Agreement.

7.   This Transfer Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Transfer Certificate to be duly executed and delivered as of the date first above written.
                                   [TRANSFEROR]
                                   By
                                   Name:
                                   Title:
                                           "Transferor" [TRANSFEREE]
                                   By
                                   Name:
                                   Title:
                                           "Transferee"



Consented to as of the above date by:

PACIFIC GAS TRANSMISSION COMPANY

By
Name:
Title:

Receipt acknowledged and Consented to as of the above date:

CANADIAN IMPERIAL BANK OF COMMERCE, as
  Agent
By
Name:
Title:

      THE SCHEDULE TO THE TRANSFER CERTIFICATE Details of Transfer

1.   Details of Commitments

            a.  Transferor's Commitment before this Transfer:
            b.  Amount of Commitment Transferred:
            c.  Transferor's remaining Commitment:
            d.  Transferee's Commitment:
            e.   Transfer Effective Date:

2.   Details of Advances

      a. Outstanding Advance(s) and Letter of Credit Outstandings of Transferor to Company prior to Transfer Effective Date:

 Type of  Principal      Drawdown     Repayment         Interest
 Advance  Amount         Date            Date             Rate
--------  -------       -----------  --------------   -----------
      b. Principal Amount of Outstanding Advance(s) and Letter of Credit Outstandings Transferred to Transferee:



  Type of       Principal      Drawdown      Repayment     Interest
  Advance        Amount          Date          Date          Rate
 -----------   -------------  ---------     -----------   ------------

     Administrative Details Respecting Transferee
     Facility Office for Advances:
          Attn:
     Address for Notices:
          Attn:
     Account for Payments:
     Telephone:

     Telefacsimile:

     Telex:

                          Issuance Request

Canadian Imperial Bank of Commerce as Agent and as Issuer
425 Lexington Avenue
New York, New York  10017

Attention:     [Name]
          [Title]
     Re:  PACIFIC GAS TRANSMISSION COMPANY

Gentlemen and Ladies:

     This Issuance Request is delivered to you pursuant to Section 2.8 of that certain Credit Agreement, dated as of May 31, 1995 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Pacific Gas Transmission Company, a California corporation (the "Company"), certain financial institutions and Canadian Imperial Bank of Commerce, as agent the "Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Company hereby requests that the Issuer issue a Letter of Credit for the account of -------------- on [date] in the initial face amount of $----- ------- [and in the form attached hereto].(1)

     The beneficiary of the requested Letter of Credit  will  be------------
, and such Letter of Credit will be in support of the  [provide description] and
will have a Stated Expiry Date  of [date].                     The following
documents will be required upon presentation: [provide description].


     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed issuance of the Letter of Credit, before and after giving effect thereto and to the application of the proceeds therefrom:

     (i) the face amount of the proposed Letter of Credit is not more than the Adjusted Available Facility Amount;

     (ii)  no Default has occurred and is continuing;

     (iii) the representations and warranties contained in Sections 10.1, 10.4, 10.5, 10.6, 10.7 and 10.9 of the Credit Agreement are true and correct as of the date of such issuance except for changes reflecting transactions permitted by the Credit Agreement;

     (iv) no authorizations, approvals or consents of, and no filings or renegotiations with, any governmental or regulatory authority or agency are necessary for the incurring of obligations in
          connection  with   such Advance,  other  than approvals which  have
          been  duly obtained and are of full force and effect; and

     (v) the incurring of obligations in connection with such Advance does not conflict with or result in a breach of any applicable law or regulation, or any other, writ, injunction or decree of any court or regulatory authority.

  The Company agrees that if prior to the time of the issuance of the Letter of Credit requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Letter of Credit requested hereby the Agent shall receive written notice to the contrary from the Company, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

     IN WITNESS WHEREOF, the Company has caused this Issuance Request to be executed and delivered, and the certification and warranties contained herein, by its duly Authorized Signatory this ------ day of------------ , 19

                              PACIFIC GAS TRANSMISSION COMPANY
                                By:
                                Name:
                                Title:
[Issuance Request to be accompanied by such additional information/documentation as is mutually acceptable to the Issuer and the Company, consistent with the terms of the Credit Agreement]
-----------------------
[FN]
(1) Include where the Borrower is providing the form of Letter of Credit requested to be issued.